Provisions and other liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Provisions and other liabilities	Provisions and other liabilities:

	Restructuring	Warranty	Onerous	Contingent	Legal	Other
Balance	provision	provision	contracts	consideration	provision	liabilities	Total
At January 1, 2021	$10	$9,625	$—	$—	$—	$1,764	$11,399
Provisions made during year	131	4,102	300	26,258	—	109	30,900
Provisions used/paid during year	(136)	(3,894)	—	—	—	—	(4,030)
Provisions reversed/expired during year	—	(1,112)	—	—	—	—	(1,112)
Effect of movements in exchange rates	—	(9)	—	—	—	4	(5)
At December 31, 2021	5	8,712	300	26,258	—	1,877	37,152
Opening retained earnings adjustment (note 3)	—	—	1,200	—	—	—	1,200
Provisions made during year	455	5,851	2,900	—	2,968	45	12,219
Provisions used/paid during year	(320)	(2,391)	—	(14,900)	—	—	(17,611)
Provisions reversed/expired during year	—	(860)	—	(9,280)	—	—	(10,140)
Effect of movements in exchange rates	(3)	15	—	—	—	(117)	(105)
At December 31, 2022	$137	$11,327	$4,400	$2,078	$2,968	$1,805	$22,715

At December 31, 2021
Current	$5	$8,712	$300	$19,240	$—	$—	$28,257
Non-current	—	—	—	7,018	—	1,877	8,895
	$5	$8,712	$300	$26,258	$—	$1,877	$37,152

At December 31, 2022
Current	$137	$11,327	$4,400	$2,078	$2,968	$—	$20,910
Non-current	—	—	—	—	—	1,805	1,805
	$137	$11,327	$4,400	$2,078	$2,968	$1,805	$22,715
Restructuring provision
Restructuring charges relate to minor restructurings focused on overhead cost reductions and relate primarily to employee termination benefits. Restructuring charges are recognized in other operating expense.
Warranty provision
The Corporation recorded warranty provisions of $5,851,000 (2021 - $4,102,000), comprised of $4,580,000 (2021 - $2,711,000) related to new product sales and $1,271,000 (2021 - $1,391,000) related to upward warranty adjustments. This was offset by warranty expenditures of $2,391,000 (2021 - $3,894,000) and downward warranty adjustments of $860,000 (2021 - $1,112,000), due primarily to contractual expirations and changes in estimated and actual costs to repair. As of December 31, 2022, total warranty provision of $11,327,000 has been accrued in provisions and other current liabilities.
Onerous Contracts
On completion of a review of the Corporation's "open" contracts as of December 31, 2021, it was determined that on adoption of the Amendments to IAS 37 on January 1, 2022, additional onerous contract costs of $1,200,000 were recognized as an opening balance adjustment to accumulated deficit. As of December 31, 2022, total onerous contract costs of $4,400,000 have been accrued in provisions and other current liabilities.
18.    Provisions and other liabilities (cont'd):
Onerous Contracts (cont'd)
The Corporation will continue to review open contracts on a quarterly basis to determine if any ongoing or new contracts become onerous, and if any of the underlying conditions or assumptions change which would require an adjustment to the accrued provision.
Contingent Consideration
As part of the acquisition of Ballard Motive Solutions in November 2021 (note 7), total consideration included earn-out cash consideration payable by the Corporation, based on the achievement of certain performance milestones over a three year period from the acquisition date. These future cash payments of up to $27,000,000 are contingently based on the successful attainment of numerous milestone objectives over a three-year period discounted for the estimated probability of successful occurrence and for the timing delay in receiving the cash payments, or $26,258,000. As part of the post-acquisition restructuring of operations at Ballard Motive Solutions in the UK, there was a change in estimate in the fair value of contingent consideration due to changes in expectation of achieving milestones. During the year ended December 31, 2022, the Corporation recognized a recovery of expected contingent consideration no longer payable of $9,891,000, consisting of the cancellation of certain milestones. The contingent consideration provision now comprises the last remaining milestone at its estimated value of $2,078,000.
During the year ended December 31, 2022, cash payments of $14,900,000 were made by the Corporation upon successful achievement of certain performance milestones.
Legal provision
As part of the post-acquisition restructuring of operations at Ballard Motive Solutions in the UK (note 7), the Corporation recorded a legal provision for various contract exit and modification costs, grant adjustment charges, and legal and advisory costs, net of expected recoveries. As at December 31, 2022, costs totalling $2,968,000 were accrued in other operating expense (note 25).
Other liabilities: Decommissioning liabilities
A provision for decommissioning liabilities has been recorded for the Corporation’s head office building in Burnaby, British Columbia and is related to estimated site restoration obligations at the end of the lease term. The Corporation has made certain modifications to the leased building to facilitate the manufacturing and testing of its fuel cell products. Consequently, the site restoration obligations relate primarily to dismantling and removing various manufacturing and test equipment and restoring the infrastructure of the leased building to its original state of when the lease was entered into.
Due to the long-term nature of the liability, the most significant uncertainty in estimating the provision is the costs that will be incurred. The Corporation has determined a range of reasonably possible outcomes of the total costs for the head office building. In determining the fair value of the decommissioning liabilities, the estimated future cash flows have been discounted at 3.41% per annum (2021 – 1.25%).
The Corporation performed an assessment of the estimated cash flows required to settle the obligations for the building as of December 31, 2022. Based on the assessment, an increase of $nil in the provision (2021 - $65,000) was recorded against decommissioning liabilities, in addition to accretion costs of $44,000 (2021 - $44,000) and offset by the effect of movements in exchange rates of $(117,000) (2021 - $4,000).
Other liabilities: Decommissioning liabilities (cont'd)
The net discounted amount of estimated cash flows required to settle the obligation for the building is $1,805,000 (2021 - $1,877,000) which is expected to be settled at the end of the lease term in 2025.